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Exhibit 99.3

CERTIFICATE OF DESIGNATION

OF

SERIES A PREFERRED STOCK

OF

YOUTHSTREAM MEDIA NETWORKS, INC.

Pursuant to Section 151 of the
General Corporation Law of the State of Delaware

        YouthStream Media Networks, Inc., a Delaware corporation (the "Corporation"), certifies that, pursuant to authority conferred upon the Board of Directors by the Certificate of Incorporation (as amended) of the Corporation, and pursuant to the provisions of Section 151 of the General Corporation Law of the State of Delaware, the Board of Directors, at a meeting duly held on December 18, 2002, adopted the following resolution, which resolution remains in full force and effect on the date hereof:

        RESOLVED, that there is hereby established a series of authorized preferred stock (without par value), which shall be designated as "Series A Preferred Stock", shall consist of 1,000,000 shares and shall have the following powers, preferences and relative, participating, optional and other special rights, and qualifications, limitations and restrictions thereof as follows:

1.
Dividends. The holders of shares of Series A Preferred Stock shall be entitled to receive, when and as declared by the board of directors, out of any funds legally available for that purpose, cumulative preferential dividends in cash at the rate of 4% a year on the Face Amount (as defined in Section 7(a) below), and no more, payable quarterly on the first day of each July, October, January and April in each year (each such date being called a "Dividend Payment Date"), beginning with the first such date following the issuance of the shares. Dividends on the Series A Preferred Stock shall be cumulative from the date of issue (whether or not declared and whether or not in any dividend period or dividend periods there shall be net profits or net assets of the Corporation legally available for the payment of those dividends) from the date of issue. Accumulated and unpaid dividends on the Series A Preferred Stock shall not bear interest.

2.
Redemption.

(a)
Mandatory Redemption. The Corporation shall redeem all of the Series A Preferred Stock (or such lesser number then outstanding) on December 31, 2010 (the "Mandatory Redemption Date"), at a price per share equal to the Face Amount thereof (plus all accrued and unpaid dividends thereon). "Purchase Price" shall mean the purchase price described in this Section 2(a) for redemptions pursuant to this Section, the purchase prices described in each of the sentences in Section 2(b) for redemptions pursuant to such sentences and the purchase price described in Section 2(j) for redemptions pursuant to such Section.

(b)
Optional Redemptions. The Corporation may on any one or more occasions prior to December 31, 2004 redeem all or any portion of the Series A Preferred Stock then outstanding. During 2003, the Corporation may repurchase each preferred share for 50% of its Face Amount (plus 100% of all accrued and unpaid dividends thereon). During 2004, the Corporation many repurchase each preferred share for 75% of its Face Amount (plus 100% accrued and unpaid dividends thereon).

(c)
Redemption Payments. Except as otherwise provided in Section 2(j) hereof, for each share which is to be redeemed hereunder, the Corporation shall be obligated on the Redemption Date to pay to the holder thereof (upon surrender by such holder at the Corporation's principal office of the certificate representing such share) an amount in cash equal to the Purchase Price of such share (plus all accrued and unpaid dividends thereon). If the funds of the Corporation legally available for redemption of shares on any Redemption Date are insufficient to redeem the total number of shares to be redeemed on such date, those funds which are legally available shall be used to redeem the maximum possible number of shares pro rata among the holders of the shares to be redeemed based upon the aggregate Purchase Price of such shares held by each such holder (plus all accrued and unpaid dividends thereon). At any time thereafter when additional funds of the Corporation are legally available for the redemption of shares, such funds shall immediately be used to redeem the balance of the shares which the Corporation has become obligated to redeem on any Redemption Date but which it has not redeemed.

  (d)
  Notice of Redemption. Except as otherwise provided herein, the Corporation shall mail written notice of each redemption of any Series A Preferred Stock to each record holder thereof not more than 60 nor less than 30 days prior to the date on which such redemption is to be made. Upon mailing any notice of redemption which relates to a redemption at the Corporation's option, the Corporation shall become obligated to redeem the total number of shares specified in such notice at the time of redemption specified therein. In case fewer than the total number of shares represented by any certificate are redeemed, a new certificate representing the number of unredeemed shares shall be issued to the holder thereof without cost to such holder within five business days after surrender of the certificate representing the redeemed shares.

  (e)
  Determination of the Number of Each Holder's Shares to be Redeemed. The number of shares of Series A Preferred Stock to be redeemed from each holder thereof in redemptions hereunder shall be the number of shares determined by multiplying the total number of shares to be redeemed times a fraction, the numerator of which shall be the total number of shares then held by such holder and the denominator of which shall be the total number of shares then outstanding.

  (f)
  Dividends After Redemption Date. No share shall be entitled to any dividends accruing after the date on which the Purchase Price of such share (plus all accrued and unpaid dividends thereon) is paid to the holder of such share. On such date, all rights of the holder of such share shall cease, and such share shall no longer be deemed to be issued and outstanding.

  (g)
  Redeemed or Otherwise Acquired Shares. Any shares which are redeemed or otherwise acquired by the Corporation shall be canceled and retired to authorized but unissued shares and shall not be reissued, sold or transferred.

  (h)
  Other Redemptions or Acquisitions. The Corporation shall not, nor shall it permit any Subsidiary to, redeem or otherwise acquire any shares of Series A Preferred Stock, except as expressly authorized herein or pursuant to a purchase offer made pro rata to all holders of Series A Preferred Stock on the basis of the number of shares owned by each such holder.

  (i)
  Payment of Accrued Dividends. The Corporation may not redeem any Series A Preferred Stock, unless all dividends accrued on the outstanding Series A Preferred Stock through the immediately preceding Dividend Payment Date have been declared and paid in full.

  (j)
  Change of Control Redemptions.

  (i)
  If a Change of Control has occurred or the Corporation obtains knowledge that a Change of Control is proposed to occur, the Corporation shall give prompt written notice of such Change of Control describing in reasonable detail the material terms and date of consummation thereof to each holder of Series A Preferred Stock, but in any event such notice shall not be given later than five days after the occurrence of such Change of

      Control, and the Corporation shall give each holder of Series A Preferred Stock prompt written notice of any material change in the terms or timing of such transaction. Any holder of Series A Preferred Stock may require the Corporation to redeem all or any portion of the Series A Preferred Stock owned by such holder or holders at a price per share equal to the Face Amount thereof (plus all accrued and unpaid dividends thereon) by giving written notice to the Corporation of such election prior to the later of (a) 21 days after receipt of the Corporation's notice and (b) five days prior to the consummation of the Change of Control (the "Expiration Date"). The Corporation shall give prompt written notice of any such election to all other holders of Series A Preferred Stock within five days after the receipt thereof, and each such holder shall have until the later of (a) the Expiration Date or (b) ten days after receipt of such second notice to request redemption hereunder (by giving written notice to the Corporation) of all or any portion of the Series A Preferred Stock owned by such holder.

      Upon receipt of such election(s), the Corporation shall be obligated to redeem the aggregate number of shares specified therein on the later of (a) the occurrence of the Change of Control or (b) five days after the Corporation's receipt of such election(s). If any proposed Change of Control does not occur, all requests for redemption in connection therewith shall be automatically rescinded, or if there has been a material change in the terms or the timing of the transaction, any holder of Series A Preferred Stock may rescind such holder's request for redemption by giving written notice of such rescission to the Corporation.

    (ii)
    Redemptions made pursuant to this Section 2(j) shall not relieve the Corporation of its obligation to redeem Series A Preferred Stock on the Mandatory Redemption Date pursuant to Section 2(a) above.

3.
Sinking Fund. The shares of Series A Preferred Stock shall not be entitled to the benefit of any sinking fund.

4.
Voting Rights. Holders of shares of Series A Preferred Stock shall not be entitled to vote on any matter, except as otherwise required by law or as expressly provided in this resolution. With respect to any matter on which the holders of shares of Series A Preferred Stock shall be entitled to vote, holders of shares of Series A Preferred Stock shall be entitled to one vote for each share held.

5.
Consents Required of Holders of Series A Preferred Stock. As long as any shares of Series A Preferred Stock are outstanding, the Corporation shall not, nor shall it permit any Subsidiary to, directly or indirectly, by amendment to the Certificate of Incorporation, by resolution of the board of directors, by consolidation of the Corporation with, or merger of the Corporation into, another corporation, or in any other manner, without the consent of the holders of two-thirds of the then-outstanding shares of Series A Preferred Stock, either given by vote in person or by proxy at a meeting called for that purpose or given in writing:

(a)
authorize, or increase the authorized amount of, any class or series of stock having preference or priority over the Series A Preferred Stock as to dividends or the distribution of assets upon liquidation;

(b)
alter any provision of the Series A Preferred Stock; or

(c)
increase the authorized number of shares of Series A Preferred Stock or authorize, or increase the authorized amount of, any class or series of stock ranking as to dividends or the distribution of assets upon liquidation on a parity with the Series A Preferred Stock; or

  (d)
  redeem, purchase or otherwise acquire directly or indirectly any class or series of stock ranking as to dividends or the distribution of assets upon liquidation junior to shares of Series A Preferred Stock, nor shall the Corporation directly or indirectly pay or declare any dividend or make any distribution upon any shares of such class or series.

        Notwithstanding anything to the contrary contained in this resolution, the board of directors from time to time, without a vote of the holders of shares of Series A of Preferred Stock, may decrease the number of shares constituting the Series A Preferred Stock, but not below such number of shares of Series A Preferred Stock as are actually outstanding at any such time.

6.
Events of Noncompliance.

(a)
An "Event of Noncompliance" shall have occurred if:

(i)
the Corporation fails to make any redemption payment with respect to the Series A Preferred Stock which it is required to make hereunder, whether or not such payment is legally permissible or is prohibited by any agreement to which the Corporation is subject;

(ii)
if the Corporation breaches any representation, warranty or covenant contained in the Restructuring Agreement dated as of January 20, 2003 by and among, the Corporation, the initial holders of Series A Preferred Stock and the other parties thereto or in any writing furnished by the Corporation to any holder of Series A Preferred Stock pursuant to the Restructuring Agreement;

(iii)
the Corporation or any Subsidiary makes an assignment for the benefit of creditors or admits in writing its inability to pay its debts generally as they become due; or an order, judgment or decree is entered adjudicating the Corporation or any Subsidiary bankrupt or insolvent; or any order for relief with respect to the Corporation or any Subsidiary is entered under the Federal Bankruptcy Code; or the Corporation or any Subsidiary petitions or applies to any tribunal for the appointment of a custodian, trustee, receiver or liquidator of the Corporation or any Subsidiary, or of any substantial part of the assets of the Corporation or any Subsidiary, or commences any proceeding (other than a proceeding for the voluntary liquidation and dissolution of any Subsidiary) relating to the Corporation or any Subsidiary under any bankruptcy reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction; or any such petition or application is filed, or any such proceeding is commenced, against the Corporation or any Subsidiary and either (A) the Corporation or any such Subsidiary by any act indicates its approval thereof, consent thereto or acquiescence therein or (B) such petition, application or proceeding is not dismissed within 60 days;

(iv)
a judgment in excess of $1.0 million is rendered against the Corporation or any Subsidiary and, within 60 days after entry thereof, such judgment is not discharged in full or execution thereof stayed pending appeal, or within 60 days after the expiration of any such stay, such judgment is not discharged in full;

(v)
the Corporation or any Subsidiary defaults in the performance of any obligation if the effect of such default is to cause an amount exceeding $1.0 million to become due prior to its stated maturity or to permit the holder or holders of such obligation to cause an amount exceeding $1.0 million to become due prior to its stated maturity; or

(vi)
the Corporation or its successors fails to redeem all outstanding shares of Series A Preferred Stock (and/or fails to pay in full all accumulated but unpaid dividends on any and all outstanding shares of Series A Preferred Stock), whether or not such redemption or payment is legally permissible or is prohibited by any agreement to which the Corporation is subject, within 5 business days following a Change of Control or on the Mandatory Redemption Date.

  (b)
  Consequences of Events of Noncompliance.

  (i)
  If an Event of Noncompliance has occurred and continues for a period of 30 days or any other Event of Noncompliance has occurred and is continuing, the dividend rate on the Series A Preferred Stock shall increase immediately by an increment of 1 percentage point. Thereafter, until such time as no Event of Noncompliance exists, the dividend rate shall increase automatically at the end of each succeeding 90-day period by an additional increment of 1 percentage point(s) (but in no event shall the dividend rate exceed 10%). Any increase of the dividend rate resulting from the operation of this subparagraph shall terminate as of the close of business on the date on which no Event of Noncompliance exists, subject to subsequent increases pursuant to this paragraph.

  (ii)
  If an Event of Noncompliance has occurred and is continuing (other than an Event of Noncompliance pursuant to Section 6(a)(iii) above), the holder or holders of a majority of the Series A Preferred Stock then outstanding may demand (by written notice delivered to the Corporation) immediate redemption of all or any portion of the Series A Preferred Stock owned by such holder or holders at a price per share equal to the Face Amount thereof (plus all accrued and unpaid dividends thereon). The Corporation shall give prompt written notice of such election to the other holders of Series A Preferred Stock (but in any event within five days after receipt of the initial demand for redemption), and each such other holder may demand immediate redemption of all or any portion of such holder's Series A Preferred Stock by giving written notice thereof to the Corporation within seven days after receipt of the Corporation's notice. The Corporation shall redeem all Series A Preferred Stock as to which rights under this paragraph have been exercised within 15 days after receipt of the initial demand for redemption.

  (iii)
  If an Event of Noncompliance of the type described in Section 6(a)(iii) above has occurred, all of the Series A Preferred Stock then outstanding shall be subject to immediate redemption by the Corporation (without any action on the part of the holders of the Series A Preferred Stock) at a price per share equal to the Face Amount thereof (plus all accrued and unpaid dividends thereon). The Corporation shall immediately redeem all Series A Preferred Stock upon the occurrence of such Event of Noncompliance.

  (iv)
  If any Event of Noncompliance has occurred and is continuing, the number of directors constituting the Corporation's board of directors shall, at the request of the holders of a majority of the Series A Preferred Stock then outstanding, be increased by such number which shall constitute a minimum majority of the Board of Directors, and the holders of Series A Preferred Stock shall have the special right, voting separately as a single class (with each share being entitled to one vote) and to the exclusion of all other classes of the Corporation's stock, to elect individuals to fill such newly created directorships, to remove any individuals elected to such directorships and to fill any vacancies in such directorships. The special right of the holders of Series A Preferred Stock to elect members of the Board of Directors may be exercised at the special meeting called pursuant to this Section 6(b)(iv), at any annual or other special meeting of stockholders and, to the extent and in the manner permitted by applicable law, pursuant to a written consent in lieu of a stockholders meeting. Such special right shall continue until such time as there is no longer any Event of Noncompliance in existence, at which time such special right shall terminate subject to revesting upon the occurrence and continuation of any Event of Noncompliance which gives rise to such special right hereunder.

    At any time when such special right has vested in the holders of Series A Preferred Stock, a proper officer of the Corporation shall, upon the written request of the holder of at least 10% of the Series A Preferred Stock then outstanding, addressed to the secretary of the Corporation, call a special meeting of the holders of Series A Preferred Stock for the purpose of electing directors pursuant to this subparagraph. Such meeting shall be held at the earliest legally permissible date at the principal office of the Corporation, or at such other place designated by the holders of at least 10% of the Series A Preferred Stock then outstanding. If such meeting has not been called by a proper officer of the Corporation within 10 days after personal service of such written request upon the secretary of the Corporation or within 20 days after mailing the same to the secretary of the Corporation at its principal office, then the holders of at least 10% of the Series A Preferred Stock then outstanding may designate in writing one of their number to call such meeting at the expense of the Corporation, and such meeting may be called by such Person so designated upon the notice required for annual meetings of stockholders and shall be held at the Corporation's principal office, or at such other place designated by the holders of at least 10% of the Series A Preferred Stock then outstanding. Any holder of Series A Preferred Stock so designated shall be given access to the stock record books of the Corporation for the purpose of causing a meeting of stockholders to be called pursuant to this subparagraph.

    At any meeting or at any adjournment thereof at which the holders of Series A Preferred Stock have the special right to elect directors, the presence, in person or by proxy, of the holders of a majority of the Series A Preferred Stock then outstanding shall be required to constitute a quorum for the election or removal of any director by the holders of the Series A Preferred Stock exercising such special right. The vote of a majority of such quorum shall be required to elect or remove any such director.

    Any director so elected by the holders of Series A Preferred Stock shall continue to serve as a director until the expiration of the lesser of (a) a period of six months following the date on which there is no longer any Event of Noncompliance in existence or (b) the remaining period of the full term for which such director has been elected. After the expiration of such six-month period or when the full term for which such director has been elected ceases (provided that the special right to elect directors has terminated), as the case may be, the number of directors constituting the board of directors of the Corporation shall decrease to such number as constituted the whole board of directors of the Corporation immediately prior to the occurrence of the Event or Events of Noncompliance giving rise to the special right to elect directors.

  (v)
  If any Event of Noncompliance exists, each holder of Series A Preferred Stock shall also have any other rights which such holder is entitled to under any contract or agreement at any time and any other rights which such holder may have pursuant to applicable law.

7.
Liquidation Rights.

(a)
Upon the voluntary or involuntary dissolution, liquidation or winding-up of the Corporation, the holders of shares of Series A Preferred Stock shall be entitled to receive out of the assets of the Corporation, for each such share of Series A Preferred Stock, cash in an amount (the "Face Amount") equal to the sum of $4.00 plus an amount equal to all accumulated and unpaid dividends per share (whether or not earned or declared) for all dividend periods (including a prorated quarterly dividend from the last preceding Dividend Payment Date to the date of final distribution on those shares of Series A Preferred Stock) before any payment or distribution shall be made on the preferred stock, the common stock or any other class or series of stock ranking junior to the Series A Preferred Stock upon liquidation.

  (b)
  If the Corporation's assets available for distribution to the holders of shares of Series A Preferred Stock upon any dissolution, liquidation or winding-up of the Corporation, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which holders of Series A Preferred Stock are entitled pursuant to this Section 7, no such distribution shall be made on account of any shares of any other class of stock or series of preferred stock ranking on a parity with the shares of Series A Preferred Stock unless the distribution is made pro rata, so that the ratio of the amount distributed per share on the Series A Preferred Stock to the amount distributed per share on such other class or series shall be the same as the ratio of the amount of the liquidation preference per share of the Series A Preferred Stock to the amount of the liquidation preference per share of such other class or series.

  (c)
  After the payment in cash to the holders of shares of Series A Preferred Stock of the full preferential amounts set forth above, the holders of shares of Series A Preferred Stock as such shall have no right or claim to any of the remaining assets of the Corporation.

8.
Definition of Certain Priorities. For purposes of this resolution, any stock of any class or series of the Corporation shall be deemed to rank:

(a)
prior to shares of Series A Preferred Stock, either as to dividends or upon liquidation, if the holders of that stock shall be entitled to the receipt of dividends or of amounts distributable upon dissolution, liquidation or winding-up of the Corporation, as the case may be, in preference or priority to the holders of shares of Series A Preferred Stock;

(b)
on a parity with shares of Series A Preferred Stock, either as to dividends or upon liquidation, whether or not the dividend rates, dividend payment dates, redemption or liquidation prices per share or sinking fund provisions, if any, are different from those of the Series A Preferred Stock, if the holders of that stock shall be entitled to the receipt of dividends or of amounts distributable upon dissolution, liquidation or winding-up of the Corporation, as the case may be, in proportion to their respective dividend rates or liquidation prices, without preference or priority, one over the other, as between the holders of that stock and the holders of shares of Series A Preferred Stock; and

(c)
junior to shares of Series A Preferred Stock, either as to dividends or upon liquidation, if the holders of shares of Series A Preferred Stock shall be entitled to receipt of dividends or of amounts distributable upon dissolution, liquidation or winding-up of the Corporation, as the case may be, in preference or priority to the holders of shares of that stock.

9.
Other Definitions. For purposes of this resolution, the following terms shall have the following meanings:

(a)
"Subsidiary" means, with respect to any Person, any corporation, limited liability company, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a limited liability company, partnership, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that person or a combination thereof. Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall be or control the managing general partner of such limited liability company, partnership, association or other business entity.

  (b)
  "Change of Control" means (i) the sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the assets of the Corporation and its Subsidiaries, taken as a whole, to any "person" (as such term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) that does not include the holder of a majority of the shares of Series A Preferred Stock then outstanding or any person controlling, controlled by, or under common control with such holder ("Affiliate"); or (ii) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that a "person" (as such term is defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) or related group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Securities Exchange Act of 1934, as amended), that does not include the holder of a majority of the shares of Series A Preferred Stock then outstanding or any Affiliate of such holder, owns more than 50% of the total voting power entitled to vote in the election of directors.

  (c)
  "Person" means an individual, a partnership, a corporation, a limited liability company, a limited liability, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

  (d)
  "Redemption Date" as to any share means the date specified in the notice of any redemption at the Corporation's option or at the holder's option or the applicable date specified herein in the case of any other redemption; provided that no such date shall be a Redemption Date unless the Purchase Price of such share (plus all accrued and unpaid dividends thereon and any required premium with respect thereto) is actually paid in full on such date, and if not so paid in full, the Redemption Date shall be the date on which such amount is fully paid.

10.
Registration of Transfer. The Corporation shall keep at its principal office a register for the registration of Series A Preferred Stock. Upon the surrender of any certificate representing Series A Preferred Stock at such place, the Corporation shall, at the request of the record holder of such certificate, execute and deliver (at the Corporation's expense) a new certificate or certificates in exchange therefor representing in the aggregate the number of shares represented by the surrendered certificate. Each such new certificate shall be registered in such name and shall represent such number of shares as is requested by the holder of the surrendered certificate and shall be substantially identical in form to the surrendered certificate, and dividends shall accrue on the Series A Preferred Stock represented by such new certificate from the date to which dividends have been fully paid on such Series A Preferred Stock represented by the surrendered certificate.

11.
Replacement. Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing shares of Series A Preferred Stock, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Corporation (provided that if the holder is a financial institution or other institutional investor its own agreement shall be satisfactory), or, in the case of any such mutilation upon surrender of such certificate, the Corporation shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the number of shares of such class represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate, and dividends shall accrue on the Series A Preferred Stock represented by such new certificate from the date to which dividends have been fully paid on such lost, stolen, destroyed or mutilated certificate.

12.
Notices. Except as otherwise expressly provided hereunder, all notices referred to herein shall be in writing and shall be delivered by registered or certified mail, return receipt requested and postage prepaid, or by reputable overnight courier service, charges prepaid, and shall be deemed to have been given when so mailed or sent (i) to the Corporation, at its principal executive offices and (ii) to any stockholder, at such holder's address as it appears in the stock records of the Corporation (unless otherwise indicated by any such holder.

        IN WITNESS WHEREOF, the Corporation has caused this Certificate to be duly executed by Harlan Peltz and attested by Thea Winarsky, its Secretary, this 16th day of January, 2003.

YOUTHSTREAM MEDIA NETWORKS, INC.
	By:	/s/ Name: Harlan Peltz Title: Chairman
Attest: /s/ Name: Thea Winarsky Title: Secretary

S-1

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  Exhibit 99.3
CERTIFICATE OF DESIGNATION OF SERIES A PREFERRED STOCK OF YOUTHSTREAM MEDIA NETWORKS, INC.